 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 2, 2008

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	000-6669	13-1950672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Green Road, Suite E Pompano Beach, FL	33064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(954) 419-9544

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On Friday, May 2, 2008, the Company issued a press release announcing its results of operations for the second fiscal quarter ended March 31, 2008.  A copy of the press release is attached as Exhibit 99.1.

More complete information relating to results of operations for the second fiscal quarter is contained in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2008, filed with the Commission on May 2, 2008.

ITEM 5.02(B); ITEM 5.03:  DEATH OF DIRECTOR; AMENDMENT OF BY-LAWS

As reported in a Form 8-K Current Report filed with the Commission on April 24, 2008, Jerome E. Ball passed away April 22, 2008.  The following disclosures (also appearing in Item 5 of Part II, “Other Information”, of the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2008) update the disclosures made in the referenced Form 8-K.

In addition to the termination benefit of $100,000 payable to Mr. Ball’s estate under the Consulting Agreement under which he was serving, pursuant to this Agreement Mr. Ball’s election as director and appointment as Chairman of the Board in February 2008 entitled him to $25,000 per annum, payable in monthly installments.  Monthly payments of approximately $2,100 from February through April 2008 aggregating $6,250 were made to Mr. Ball.  No further payments are due and owing to his estate under this part of the Agreement.

Unexercised stock options to purchase 10,000 shares of common stock granted to Mr. Ball pursuant to the 2007 Equity Incentive Plan in February 2008 were subject to a vesting period of one year. The Compensation Committee in recognition of Mr. Ball’s nearly ten years of service as Chairman and CEO, on May 1, 2008, determined that such options shall vest in order to permit Mr. Ball’s estate to exercise the options within a one year period if in the interest of the estate to do so.

The Company’s Nominating and Governance Committee met on May 1, 2008, and determined not to fill the vacancy on the Board of Directors resulting from Mr. Ball’s death and approved a resolution to reduce the size of the Company’s Board to six directors from seven. In addition, the Board of Directors approved the Committee’s nomination of Douglas W. Sabra, the Company’s Chief Executive Officer, as Acting Chairman of the Board.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit 99.1            Press release issued on May 2, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forward Industries Inc.,

By:

/s/ Douglas W. Sabra

_______________________________________

Name Douglas W. Sabra

Title: Chief Executive Officer

Dated: May 5, 2008

EXHIBIT INDEX

Exhibit No.            Description

Exhibit 99.1            Press release issued by the Company on May 2, 2008